                                 Exhibit 23.03

         Consent of Smith, Lange & Phillips LLP, Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of our report dated December 7, 1997, with respect to the consolidated financial statements of American Study Program for Educational and Cultural Training, Inc. for the year ended September 30, 1997, included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 1999.

Registration Statements on Form S-3:

          Registration Number                         Date Filed
----------------------------------------    ----------------------------

                 33-92014                     May 8, 1995
                 33-92852                     May 30, 1995
                 333-1674                     February 26, 1996
                333-16111                     November 14, 1996
                333-21261                     February 6, 1997
                333-26633                     May 7, 1997
                333-31273                     July 15, 1997
                333-39535                     November 5, 1997
                333-43355                     December 29, 1997
                333-46747                     February 23, 1998
                333-48997                     March 31, 1998
                333-50993                     April 24, 1998
                333-61083                     August 25, 1998
                333-65197                     October 1, 1998
                333-67727                     December 4, 1998
                333-78961                     May 20, 1999

Registration Statements on Form S-8:

                      Name                               Registration Number               Date Filed
-------------------------------------------------     -------------------------    -------------------------
1987-1991 Employee Stock Option Plan                          33-77384               April 6, 1994
1993 Director Stock Option Plan                               33-77386               April 6, 1994
1993 Employee Stock Option Plan                               33-77390               April 6, 1994
1993 Management Stock Option Plan                             33-77388               April 6, 1994
1997 Employee Stock Purchase Plan                            333-21963               February 18, 1997
1998 Stock Incentive Plan                                    333-62011               August 21, 1998
1993 Employee Stock Option Plan and
   Employee Stock Purchase Plan                               33-77390               September 14, 1998

/s/ Smith, Lange & Phillips

San Francisco, California
March 24, 2000